UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2015 (September 21, 2015)

Corrections Corporation of America

(Exact name of registrant as specified in its charter)

Maryland	001-16109	62-1763875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Burton Hills Boulevard, Nashville, Tennessee 37215

(Address of principal executive offices) (Zip Code)

(615) 263-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On September 21, 2015, Corrections Corporation of America, a Maryland corporation (the “Company”) and certain subsidiary guarantors (the “Guarantors”) entered into an underwriting agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC as representatives for the underwriters named therein (collectively, the “Underwriters”) providing for the offer and sale of $250,000,000 aggregate principal amount of 5.00% Senior Notes due 2022 (the “Notes”) pursuant to an effective registration statement filed on May 15, 2015, as amended (File No. 333-204234), with the Securities and Exchange Commission.

The Company and the Guarantors have made certain customary representations, warranties and covenants in the Underwriting Agreement concerning the Company, the Guarantors and the registration statement related to the offering of the Notes. The Company and the Guarantors have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

The Company issued the Notes pursuant to an indenture dated as of September 25, 2015 (the “Base Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by a supplemental indenture dated as of September 25, 2015 (the “Supplemental Indenture”), by and among the Company, the Guarantors and the Trustee.

The foregoing description of the Underwriting Agreement, the Base Indenture and the Supplemental Indenture are each qualified in their entirety by reference to the Underwriting Agreement, the Base Indenture and the Supplemental Indenture, as applicable, copies of which are filed as Exhibit 1.1, 4.1 and 4.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03

Item 8.01	Other Events

A copy of the press release announcing the Company’s intention to offer the Notes is attached as Exhibit 99.1 hereto. A copy of the press release announcing the pricing of the offering is attached as Exhibit 99.2 hereto.

Certain legal opinions relating to the legality of the Notes and the Guarantees are attached hereto as Exhibits 5.1, 5.2 and 5.3 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

1.1	Underwriting Agreement, dated September 21, 2015, by and among the Company, the subsidiary guarantors listed on Schedule A thereto, Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC as representatives of the several underwriters named therein.

4.1	Indenture dated as of September 25, 2015, between the Company and U.S. Bank, National Association, as Trustee.

4.2	First Supplemental Indenture, dated as of September 25, 2015, by and among the Company, certain subsidiary guarantors and U.S. Bank, National Association, as Trustee.

4.3	Form of 5.00% Note due 2022 (included in Exhibit 4.2).

5.1	Opinion of Latham & Watkins LLP.

5.2	Opinion of Miles & Stockbridge P.C., as to matters of Maryland law.

5.3	Sherrard & Roe, PLC, as to matters of Tennessee law.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

23.2	Consent of Miles & Stockbridge P.C. (included in Exhibit 5.2).

23.3	Consent of Sherrard & Roe, PLC (included in Exhibit 5.3).

99.1	Press Release, dated September 21, 2015.

99.2	Press Release, dated September 21, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: September 25, 2015

CORRECTIONS CORPORATION OF AMERICA

By:	/s/ David M Garfinkle
David M Garfinkle
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 21, 2015, by and among the Company, the subsidiary guarantors listed on Schedule A thereto, Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC as representatives of the several underwriters named therein.

4.1	Indenture dated as of September 25, 2015, between the Company and U.S. Bank, National Association, as Trustee.

4.2	First Supplemental Indenture, dated as of September 25, 2015, by and among the Company, certain subsidiary guarantors and U.S. Bank, National Association, as Trustee.

4.3	Form of 5.00% Note due 2022 (included in Exhibit 4.2).

5.1	Opinion of Latham & Watkins LLP.

5.2	Opinion of Miles & Stockbridge P.C., as to matters of Maryland law.

5.3	Sherrard & Roe, PLC, as to matters of Tennessee law.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

23.2	Consent of Miles & Stockbridge P.C. (included in Exhibit 5.2).

23.3	Consent of Sherrard & Roe, PLC (included in Exhibit 5.3).

99.1	Press Release, dated September 21, 2015.

99.2	Press Release, dated September 21, 2015.